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                                                                     EXHIBIT 4.4

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 6, 2005, is made among Premium Standard Farms, Inc., a Delaware corporation (the "Company"), the holders of Registrable Securities (as hereinafter defined) specified on Schedule I hereto (the "Holders") and, for purposes of Section 10(n) hereof, those entities listed on the signature page hereto as the "Putnam Funds".

                                    RECITALS

                  WHEREAS, the Company has granted registration rights pursuant to the following agreements: (i) Warrants Registration Rights Agreement, dated as of September 17, 1996, by the Company for the benefit of the holders of registrable warrants named therein (the "Warrants Registration Rights Agreement"), (ii) Registration Rights Agreement, dated as of May 13, 1998, by the Company for the benefit of the holders of the Company's Class A common stock, par value $.01 per share (the "Class A Registration Rights Agreement"), and (iii) Registration Rights Agreement, dated as of May 13, 1998, by the Company for the benefit of ContiGroup Companies, Inc. (the "ContiGroup Registration Rights Agreement" and, together with the Warrants Registration Rights Agreement and the Class A Registration Rights Agreement, the "Old Registration Rights Agreements");

                  WHEREAS, the Company and the Holders desire to enter into this Agreement and to amend and restate the Old Registration Rights Agreements in their entirety by combining the Old Registration Rights Agreements into a single agreement; and

                  WHEREAS, the Company contemplates completing a reorganization pursuant to which the Company's capital structure will be modified to eliminate its two classes of common stock (the "Reorganization") such that the Company will have only one class of common stock, par value $.01 per share (the "Common Stock"), outstanding.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Old Registration Rights Agreements are hereby amended and restated in their entirety into a single agreement as follows:

         1. Demand Registrations.

                  (a) Requests for Registration. At any time following the Company IPO Lock-Up Period, the Holders of, in aggregate, at least 20% of the Registrable Securities (the "Qualified Holders"), may, subject to Section 1(b), request registration under the Securities Act of all or part of their Registrable Securities (provided, that any such requested registration must include (A) at least twenty-five percent (25%) of the Registrable Securities held by such Qualified Holders or (B) such lesser number of Registrable Securities held by such Qualified Holders that have an aggregate offering price of at least $25,000,000). All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations". The Company shall not be obligated to effect more than five (5) Demand Registrations, it being understood that the consummation of the Company's IPO shall not count as a Demand Registration. Further, the



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Company shall not be obligated to (i) effect more than two (2) Demand
Registrations in any twelve (12) month period or (ii) cause a registration statement pursuant to this Section 1 to be declared effective (A) within a period of 150 days after the effective date of any registration statement effected in connection with a Demand Registration or (B) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of a registration statement pertaining to an underwritten public offering with respect to which any Holder has piggyback rights pursuant to
Section 2 or an underwritten offering solely for the account of the Company. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. The Company shall give written notice of such request for a Demand Registration (other than in connection with the Company's
IPO) to all other Holders on or before the earlier to occur of (i) 10 days after filing of the registration statement and (ii) 15 days prior to effectiveness of such registration statement; provided, however, the Company shall notify each Holder of, in aggregate, at least 2% of the Registrable Securities, no less than five (5) days prior to the filing of the registration statement (the "Company Notice of Demand"). Following such written notice and subject to the provisions of this Agreement, the Company shall include in such registration all Registrable Securities held by a Holder from whom the Company receives a written request for inclusion (together with all other documents reasonably requested by the Company) within 10 days following the date of the Company Notice of Demand; provided, however, that, notwithstanding anything in this Agreement to the contrary, in connection with the Company's IPO, each Small Holder shall have the right to request that the Company include in such registration at least the Minimum Amount but may not so register less than the Minimum Amount.

                  (b) Priority on Demand Registrations. The Company shall be entitled to include in any registration and offering made pursuant to a Demand Registration, authorized but unissued shares of Common Stock, shares of Common Stock held by the Company as treasury shares or shares of common stock held by other stockholders. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering and within the price range of such offering, pro rata among the respective Holders of such Registrable Securities on the basis of the number of shares of Registrable Securities that such Holder has requested to be included in such registration; provided, however, that in connection with the Company's IPO, each of the parties hereto acknowledges and agrees that the Company shall include in the registration relating thereto all Shares held by each Small Holder who has timely requested that Shares be included in the registration pursuant to Section 1(a).

                  (c) Selection of Underwriters. The Company shall have the right to select the investment banker(s) and managing underwriter(s) to administer an offering initiated as a Demand Registration, subject to the approval of a majority of the Holders of Registrable Securities included in such registration, which approval shall not be unreasonably withheld; provided, however, that notwithstanding anything in this Agreement to the contrary, in the



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Company's IPO, Morgan Stanley & Co. Incorporated shall be the managing underwriter and the co-managers shall be selected by the Company.

                  (d) Company's IPO. The Company's IPO shall be considered for all purposes hereof (other than for purposes of (i) counting the number of Demand Registration rights and (ii) the notice provisions of Section 1(a)) to be a Demand Registration subject to the requirements of this Section 1 notwithstanding that a formal demand has not been made.

         2. Piggyback Registrations.

                  (a) Right to Piggyback. If the Company seeks to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, which shall be governed by Section 1, or a registration on Form S-4 or Form S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give written notice of such registration to all of the Holders no later than 15 days prior to the effectiveness of such registration statement (the "Piggyback Company Notice"). Following such written notice and, subject to Sections 2(b) and 2(c), the Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Piggyback Company Notice.

                  (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, then the Company will include in such registration (a) first, the securities the Company proposes to sell, (b) second, the (I) Registrable Securities requested to be included in such registration, and (II) other securities as to which the Company has granted pari passu registration rights, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of Registrable Securities and other securities so requested to be included therein owned by each such holder and (c) third, other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder.

                  (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then the Company shall include in such registration (a) first, the securities requested to be included therein by the holders requesting such registration, (b) second, the (I) Registrable Securities requested to be included in such registration and (II) other securities as to which the Company has granted pari passu registration rights, pro rata among the holders of such Registrable Securities and other securities on the basis of the number of Registrable Securities and other securities so requested to be included therein owned by each such holder and (c) third, other securities requested to be included in such registration, pro rata among the holders



                                       3
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of such securities on the basis of the number of securities so requested to be included therein owned by each such holder.

                  (d) Other Piggyback Registration Rights. Without the prior approval of (i) the holders of a majority of the Registrable Securities, (ii) so long as the Class A Holders immediately prior to the consummation of the Reorganization continue to own of record or beneficially, in aggregate, at least 20% of the Registrable Securities, the Class A Majority and (iii) so long as the ContiGroup continues to own of record or beneficially at least 20% of the Registrable Securities, ContiGroup, the Company will not grant to any Person any piggyback registration rights, with respect to any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that are superior to those granted to the Holders hereunder; provided, however, that notwithstanding anything in this Agreement to the contrary, the parties hereto acknowledge and agree that nothing contained in this Agreement shall prevent the Company from granting to any other Person registration rights with respect to the Company's debt or equity securities that are pari passu with those granted to the Holders of Registrable Securities hereunder.

                  (e) Selection of Underwriters. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company shall have the right, in its sole discretion, to select the investment banker(s) and managing underwriter(s) to administer the offering. If a Piggyback Registration is an underwritten secondary registration, subject to Section 10(g), the Company shall have the right to select the investment banker(s) and managing underwriter(s) to administer the offering, subject to the approval of the holders of a majority of the shares included in such registration.

         3. Holdback Agreements.

                  (a) Each Holder of Registrable Securities agrees not to (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any equity securities of the Company ("Equity Securities") or any securities convertible into or exercisable or exchangeable for Equity Securities (including sales pursuant to Rule 144 adopted by the Securities and Exchange Commission ("SEC") under the Securities Act (as such rule may be amended from time to time) ("Rule 144")), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Equity Securities, whether any such transaction described in clause (1) or
(2) above is to be settled by delivery of Equity Securities or such other securities, in cash or otherwise, during:

                  (i) with respect to the Company's IPO, the 180-day period beginning on the effective date of the registration statement relating thereto; provided, however, that if: (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or
         (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, then the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or



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


         the occurrence of the material news or material event; provided, further, that no Holder shall engage in any transaction that may be restricted by this section during the 34-day period beginning on the last day of the initial 180-day restricted period unless the undersigned requests and receives prior written confirmation from the Company or the managing underwriter that the restrictions imposed by this section have expired (collectively, the "Company IPO Lock-Up Period"); or

                  (ii) with respect to (x) any underwritten Demand Registration,
         (y) any underwritten Piggyback Registration or (z) any underwritten primary offering of any securities covered by a registration statement filed by the Company (in each case whether or not any such Holder's securities are included therein), the 90-day period beginning on the effective date of the registration statement relating thereto, in each case except as part of such underwritten registration, and in each case unless the underwriters managing the registered public offering otherwise agree.

   Notwithstanding the foregoing, the restrictions in this Section 3(a) shall not apply to (a) transactions relating to shares of Equity Securities or other securities acquired in open market transactions after the completion of the IPO, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be voluntarily made in connection with subsequent sales of Equity Securities or other securities acquired in such open market transactions or (b) transfers of shares of Equity Securities or other securities convertible into or exercisable or exchangeable for Equity Securities to affiliates in a private transaction (as such term is defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned provided that the transferee shall sign and deliver to the Company an agreement in form acceptable to the Company agreeing to be bound by the provisions of this
Section 3(a). Notwithstanding anything to the contrary contained in this Section 3(a), Neon Capital Limited ("Neon") may grant a security interest in its Registrable Securities in favor of HSBC Trustee (C.I.) Limited ("HSBC Trustee"); provided, that, HSBC Trustee shall not, under any circumstances, transfer any such shares in violation of this provision, and will execute any lock-up agreement reasonably requested by the Company or any underwriter to reflect such restriction.

                  (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-8, Form S-4 or any successor forms or the issuance of securities pursuant to previously outstanding options, warrants or convertible or exchangeable securities or similar rights), during (A) with respect to the Company's IPO, the Company IPO Lock-Up Period and (B) with respect to any firm commitment underwritten Demand Registration or any underwritten Piggyback Registration, the 90-day period beginning on the effective date of the registration statement relating thereto, in each case unless the underwriters managing the registered public offering otherwise agree.

                  (c) Material Development Condition. With respect to any registration statement filed or to be filed pursuant to a Demand Registration or a Piggyback Registration, if the Company determines that, in the good faith judgment of its Board of Directors, it would (because of the existence of any acquisition or corporate reorganization, merger, or other transaction, financing activity or other development involving the Company) be materially



                                       5
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detrimental (a "Material Development Condition") to the Company for such a registration statement to be filed, to become effective or to be maintained effective or for sales of Registrable Securities to continue pursuant to the registration statement, the Company shall be entitled, upon the giving of a written notice that a Material Development Condition has occurred (a "Delay Notice") from an officer of the Company to any Holder of Registrable Securities included or to be included in such registration statement, (i) to cause sales of Registrable Securities by such Holder pursuant to such registration statement to cease, (ii) to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or (iii) in the event no such registration statement has yet been filed or declared effective, to delay filing or effectiveness of any such registration statement until, in the good faith judgment of the Company's Board of Directors, such Material Development Condition no longer exists (notice of which the Company shall promptly deliver to any Holder of Registrable Securities with respect to which any such registration statement has been filed). Notwithstanding the foregoing provisions of this Section 3(c): (1) the Company agrees to use commercially reasonable efforts to minimize the duration of such cessation or delay, which period shall in no event exceed 180 days in any 12-month period; (2) in the event a registration statement is filed and subsequently withdrawn by reason of any existing or anticipated Material Development Condition as hereinbefore provided, the Company shall cause a new registration statement covering the same Registrable Securities as those covered by the original registration statement to be filed with the SEC as soon as practicable after such Material Development Condition expires or, if sooner, not later than the expiration of such 180-day period and; (3) in the event the Company elects not to withdraw or terminate the effectiveness of any such registration statement but to cause a Holder or Holders to refrain from selling Registrable Securities for any period during the Registration Period (as defined in Section 4(a)(ii)), the Registration Period with respect to such Holders and such Registrable Securities shall be extended by the number of days during the Registration Period that such Holders are required to refrain from selling Registrable Securities. Upon receipt of any such Delay Notice, each Holder, in the case of an effective registration statement shall forthwith discontinue its use and any dissemination of the prospectus contained in such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such Delay Notice.

         4. Registration Procedures.

                  (a) Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use all commercially reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and thereafter use all commercially reasonable efforts and take all necessary action to cause such registration statement to become effective;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (A) not less



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         than six (6) months (subject to extension pursuant to Section 7(c)
         below) or (B) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act) (the "Registration Period"), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the registration statement;

                  (iii) furnish to each seller of Registrable Securities, without charge, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use commercially reasonable efforts to register and qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

                  (v) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a national securities exchange or over-the-counter market such as the NASD automated quotation system and, if listed on the NASD automated quotation system, use all commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities;



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                  (vii) provide and caused to be maintained a transfer agent and registrar for all such Registrable Securities from and after a date not later than the effective date of such registration statement;

                  (viii) enter into such customary agreements (including underwriting agreements and custody agreements and powers of attorney in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (ix) upon reasonable notice and during normal business hours, make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (but not more than one firm of counsel to each of such sellers and underwriters) all financial and other records, pertinent corporate documents and properties of the Company, in each case, reasonably required to conduct due diligence or otherwise in connection with an underwritten offering, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that information that the Company advises any such Person is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company;

                  (x) with respect to a firm commitment underwritten registration statement, use commercially reasonable efforts to obtain a so-called "comfort letter" from its independent public accountants in customary form and covering such matters of the type customarily covered by such letters;

                  (xi) permit any Holder of Registrable Securities which Holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included and which are acceptable to the Company; and

                  (xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, upon receiving notice or obtaining knowledge thereof, the Company will (1) promptly notify each seller of Registrable Securities and (2) use all commercially reasonable efforts promptly to obtain the withdrawal of such order.



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         5. Registration Expenses.

                  (a) All reasonable and customary expenses incident to the Company's performance of or compliance with this Agreement (whether with respect to a Demand Registration or Piggyback Registration), including, without limitation, all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, NASD fees and expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company.

                  (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the Holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities covered by such registration (provided, that the Company's obligation for such fees and expenses of such counsel shall not exceed $20,000 in the aggregate with respect to any registration).

                  (c) Notwithstanding the foregoing provisions of this Section 5, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and, except as set forth in Section 5(b), all fees and disbursements of its own counsel and other expenses incurred by such Holder, and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering.

         6. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and employees and each Person who controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (joint or several), and expenses to which such Holder or any such officer or director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; provided, however, that the indemnification required by this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement of a material fact, or omission or alleged omission of a material fact, made in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments thereof or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same; provided, further, that the indemnity provided by this Section 6(a) shall not apply to any underwriter to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) In connection with any registration statement in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify and hold harmless the Company, its directors, officers and employees and each other Person who controls the Company (within the meaning of the Securities Act) and any other Holder, any Person who controls such Holder, and each director, officer, partner and employee of such other Holder, against any losses, claims, damages, liabilities and expenses, to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, to the extent that such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) result from any of the following (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, but only to the extent that such untrue statement is contained in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Holder expressly for use therein or (iii) any violation or alleged violation by the Holder of Registrable Securities of the Securities Act, but only to the extent that such violation or alleged violation relates to written information prepared and furnished to the Company by such Holder expressly for use in such registration statement, prospectus or preliminary prospectus; provided, however, that (x) the indemnification required by this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant seller of Registrable Securities, which consent shall not be unreasonably withheld, and
(y) the obligation to indemnify shall be several and not joint, for each Holder of Registrable Securities, and shall be limited to the proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action shall not relieve an indemnifying party of its obligation to the indemnified party, except to the extent it is prejudicial to the indemnifying party. If such defense is assumed, the indemnifying party may not be subject to any liability for any settlement made by the indemnified party without its consent, which consent shall not be unreasonably withheld. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party, in which case the indemnified party shall notify the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party; provided, however, it is understood that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The rights accorded to any indemnified party hereunder shall be in addition to any rights that such indemnified party may have at common law, by separate agreement or otherwise.

                  (d) If the indemnification required by this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 6:

                  (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any losses, claims, damages, liabilities or expenses relate to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such losses, claims, damages, liabilities or expenses. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(a) and Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in
         Section 6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (iii) If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in this Section 6(d).

                  (iv) The obligations of the Company and the Holders of Registrable Securities under this Section 6 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.

         7. Participation in Underwritten Registrations.

                  (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) cooperates with the Company on a timely basis as reasonably requested by the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, provides to the Company, in writing, for use in the registration statement, all such information regarding such Person and its plan of distribution of the Registrable Securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith, (ii) agrees to sell such Person's securities on the basis provided in the underwriting arrangements relating to the offering (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s)), except that no Holder (other than a Small Holder as provided in Sections 2(a) and 2(c)) shall be required to sell more than the number of Registrable Securities that such Holder has requested the Company to include in any registration, and (iii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements or by the Company.

                  (b) During such time as such Holder of Registrable Securities may be engaged in a distribution of the Registrable Securities, such Holder shall comply with Regulation M promulgated under the Exchange Act and pursuant thereto it shall, among other things (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation and (ii) distribute the Registrable Securities under the registration statement solely in the manner described in the registration statement.

                  (c) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(v) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(a)(v). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(a)(ii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(a)(v).

         8. Current Public Information. At all times after the Company has filed a registration statement with the SEC which has become effective pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144 or any similar rule or regulation hereafter adopted by the SEC.

         9. Definitions.

                  "Affiliate" means as to any Person (a) any Person which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person; (b) any Person who is a director, partner, member or officer (i) of such Person, or (ii) of any Person described in clause (a) above; or (c) any Person who is related to a Person described in clauses (a) or (b) above by blood or marriage. For purposes of this definition, "control" shall include the ownership of 10% or more of the voting securities of such Person.

                  "Agreement" has the meaning specified in the first paragraph hereof.

                  "Class A Common Stock" means the Company's Class A Common Stock, par value $.01 per share, which is being eliminated in connection with the Reorganization.

                  "Class A Holders" means, as of immediately prior to the Reorganization, the holders of the Company's (i) Class A Common Stock and (ii) warrants that are then exercisable for shares of Class A Common Stock.

                  "Class A Majority" means the holders of a majority of the Registrable Securities held by the Class A Holders.

                  "Common Stock" has the meaning specified in the recitals of this Agreement.

                  "Company IPO Lock-Up Period" has the meaning specified in
Section 3(a)(i).

                  "Company's IPO" means the Company's initial public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act.

                  "Company Notice of Demand" has the meaning specified in
Section 1(a).

                  "ContiGroup" means ContiGroup Companies, Inc., a Delaware corporation.

                  "Delay Notice" has the meaning specified in Section 3(c).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Holders" has the meaning specified in the first paragraph hereof.

                  "Material Development Condition" has the meaning specified in
Section 3(c).

                  "Minimum Amount" for purposes of the Company's IPO means 435 shares or, if less, the number of shares held by such Holder.

                  "Old Registration Rights Agreement" has the meaning specified in the recitals of this Agreement.

                  "Person" means any individual, corporation, partnership, company, limited liability company, joint venture, association, bank, business trust or other entity, whether or not legal entities, or any governmental entity or agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning specified in Section 2(a).

                  "Qualified Holder" has the meaning specified in Section 1(a).

                  "Registrable Securities" means: (i) the Shares owned by the Holders, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company; provided, however, that Registrable Securities shall cease to be Registrable Securities
(w) when they have been distributed to the public pursuant to an offering registered under the Securities Act, (x) when they have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force), (y) at any time following the Company IPO Lock-Up Period when the amount of such securities held by any Holder (and any other holders with whom such Holder should aggregate sales under Rule 144(e)) does not exceed one percent (1%) of the total Common Stock outstanding or (z) four (4) years following the pricing of the Company's IPO, provided, in the case of this clause (z) such securities may be sold without registration in compliance with Rule 144(k) (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be the Holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon exercise of any warrant or conversion or exercise of any other securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a Holder of such Registrable Securities hereunder. Notwithstanding the foregoing, in determining the number of Registrable Securities held by the holder of a warrant that has a cashless exercise feature for determining the proration of shares allowed to be registered or the relative ownership of shares for purposes of giving any consent, waiver or approval under this Agreement, the amount of such Registrable Securities shall be the amount, as estimated in good faith by the Company, that the holder thereof would receive upon a cashless exercise of such warrant as of the relevant date or dates determined in good faith by the Company.

                  "Registration Expenses" has the meaning specified in Section 5(a).

                  "Registration Period" has the meaning specified in Section 4(a)(ii).

                  "Reorganization" has the meaning specified in the recitals of this Agreement.

                  "Rule 144" has the meaning specified in Section 3(a).

                  "SEC" has the meaning specified in Section 3(a).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock held by the Holders on the date of this Agreement, or issuable pursuant to warrants outstanding on the date of this Agreement.

                  "Small Holder" means each Person listed on Schedule I hereto who, as of the date of this Agreement, owns 435 Shares or less.

         10. Miscellaneous.

                  (a) Effectiveness. This Agreement shall be effective immediately prior to the pricing of the Company's IPO.

                  (b) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

                  (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and (i) the holders of a majority of the Registrable Securities, (ii) so long as the Class A Holders immediately prior to the consummation of the Reorganization continue to own of record or beneficially, in aggregate, at least 20% of the Registrable Securities, the Class A Majority, (iii) so long as the ContiGroup continues to own of record or beneficially at least 20% of the Registrable Securities, ContiGroup and (iv) with respect to any amendment or waiver relating to Section 10(n) only that would be adverse to the Putnam Funds, each of the Putnam Funds.

                  (e) Termination. This Agreement may be terminated at any time by a written instrument signed by (i) the Holders of a majority of the Registrable Securities, (ii) so long as the Class A Holders immediately prior to the consummation of the Reorganization continue to own of record or beneficially, in aggregate, at least 20% of the Registrable Securities, the Class A Majority and (iii) so long as the ContiGroup continues to own of record or beneficially at least 20% of the Registrable Securities, ContiGroup. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 6 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding.

                  (f) Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective legal successors and assigns.

                  (h) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                  (i) Counterparts and Gender References. This Agreement may be executed in several counterparts (including by means of separate signature pages, which may be attached hereto) by one or more of the parties, each of which shall be deemed an original, and all of said counterparts (and signature pages) shall be deemed to constitute or be part of one and the same instrument. One or more counterparts of this Agreement may be delivered by facsimile or electronically with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. All gender references shall be deemed modified to fit the context.

                  (j) Headings. The headings or other subdivisions in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.

                  (k) Governing Law. The internal law of the State of New York will govern all questions concerning the construction, validity and interpretation of this Agreement, without regard to the choice of law provisions of such State or any other State.

                  (l) Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered
(a) when delivered personally, (b) if transmitted by facsimile, when confirmation of transmission is received, (c) if sent by normal U.S. postal mail, postage prepaid three (3) days after mailing or (d) if sent by reputable overnight courier service, one business day after delivery to such service; and shall be addressed as follows:


                  If to the Company, to:

                           Premium Standard Farms, Inc.
                           805 Pennsylvania Avenue, Suite 200
                           Kansas City, Missouri 64105
                           Attention:  General Counsel
                           Facsimile:  (816) 472-5837

                  If to the Holder of any Registrable Securities, to such Person's address as it appears on the books and records of the Company. Notwithstanding anything herein to the contrary, all notices to the Company must be sent by registered or certified mail, postage prepaid.

         Any party may change the name and address of the designee to whom notice shall be sent by giving written notice of such change to the other parties hereto.

                  (m) Submission to Jurisdiction; Waiver of Jury Trial.

                           (i) Each of the parties hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement, or any of the transactions contemplated hereby, to the exclusive jurisdiction of the United States District Court for the Southern District of New York and, to the extent permissible by law, waives any and all claims and objections that any such court is an inconvenient forum.

                           (ii) Each of the Parties hereto hereby expressly waives any right to trial by jury in any dispute, whether sounding in contract, tort or otherwise, between or among any of the Parties arising out of or related to the transactions contemplated by this Agreement, or any other instrument or document executed or delivered in connection herewith. Any Party may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Parties to the waiver of their right to trial by jury.

                  (n) Neon Capital Limited.

                           (i) Each of the parties hereto acknowledges that Neon is a special purpose vehicle and, as such, is not permitted to subject itself to liabilities for indemnification and other obligations or liabilities under this Agreement in excess of any Net Proceeds (as defined below) received by Neon upon its sale of Registrable Securities pursuant to the terms hereof.

                           (ii) Notwithstanding anything contained in this Agreement to the contrary, the Company and the Holders agree that Neon shall not be held liable for any payment in respect of the indemnification or contribution or any other obligations or liabilities of Neon under this Agreement in an amount in excess of net proceeds received by Neon in connection with the sale of Registrable Securities hereunder (the "Net Proceeds"), including any amounts that would be owed by Neon pursuant to Section 6 (Indemnification) of this Agreement. Each of the Putnam Funds agrees severally, and not jointly or jointly and severally with any of the other Putnam Funds, to be jointly and severally liable with Neon, to the extent set forth in clause (iv) of this Section 10(n), for any and all payments in respect of the indemnification or contribution or any other obligations or liabilities of Neon that arise under this Agreement, whether or not Neon ever receives any Net Proceeds hereunder. Moreover, each Putnam Fund hereby agrees severally, and not jointly or jointly and severally, to be liable, to the extent set forth in clause (iv) below, for any amounts that Neon would, but for this Section 10(n), be liable for in excess of any Net Proceeds (such amounts the "Excess Amounts"). The Company and the Holders agree that they will claim directly against the Putnam Funds in relation to any Excess Amounts. Each of the Putnam Funds hereby agrees that its obligations hereunder are unconditional, and the Company and the Holders may seek indemnification or other damages hereunder without seeking recovery from Neon.

                           (iii) Each of the Company, the Holders and the Putnam Funds hereby agrees that it shall not be obliged or permitted to take any steps (including, for the avoidance of any doubt, any steps to wind up or liquidate Neon) against Neon to recover any Excess Amounts, costs or other amounts in excess of the Net Proceeds or any expenses in connection with the sale of Registrable Securities in excess of the Net Proceeds pursuant to the terms hereof, and any right the Company, the Holders or the Putnam Funds (or any of them) might have to such amounts as against Neon shall be extinguished.

                           (iv) Each of the Putnam Funds shall severally, and not jointly or jointly and severally, be liable for any payment in respect of the obligations of the Putnam Funds hereunder in accordance with its respective percentages set forth on Schedule II hereto, without regard to the ability of the Company or the Holders to collect any amounts owed by any other Putnam Fund hereunder.

                  (o) Calculation of Percentage of Ownership. With respect to provisions in this Agreement referencing percentage ownership of Registrable Securities or Common Stock outstanding, when calculating a Holder's percentage ownership, the holdings of a Holder of Common Stock will be aggregated with holdings of (i) affiliated Holders and (ii) Holders whose assets are managed by the same investment adviser; provided, however, that the relevant Holder has given notice to the Company of the affiliation or management arrangement contemplated by clause (i) or (ii).


                                      *****

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        PREMIUM STANDARD FARMS, INC.

                                        By: /s/ Stephen A. Lightstone
                                            ------------------------------------
                                        Name: Stephen A. Lightstone
                                              ----------------------------------
                                        Its: Executive Vice President, Chief
                                             -----------------------------------
                                        Financial Officer and Treasurer
                                        ----------------------------------------



      SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                        MORGAN STANLEY

                                        By: /s/ David H. Sidwell
                                            ------------------------------------
                                        Name: David H. Sidwell
                                              ----------------------------------
                                        Its: Executive Vice President and Chief
                                             -----------------------------------
                                        Financial Officer
                                        ----------------------------------------

                                        MORGAN STANLEY & CO. INC.

                                        By: /s/ Michael Petrick
                                            ------------------------------------
                                        Name: Michael Petrick
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        THE MORGAN STANLEY LEVERAGED EQUITY FUND
                                        II, L.P.


                                        BY: MORGAN STANLEY LEVERAGED EQUITY
                                            FUND II, INC., AS GENERAL PARTNER

                                        By: /s/ Jeffrey D. Hahn
                                            ------------------------------------
                                        Name: Jeffrey D. Hahn
                                              ----------------------------------
                                        Its: Executive Director
                                             -----------------------------------

                                        MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                        BY: METALMARK SUBADVISOR LLC, AS
                                            ATTORNEY-IN-FACT

                                        By: /s/ Kenneth F. Clifford
                                            ------------------------------------
                                        Name: Kenneth F. Clifford
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------



      SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                        MSCP III 892 INVESTORS, L.P.

                                        BY: METALMARK SUBADVISOR LLC, AS
                                            ATTORNEY-IN-FACT

                                        By: /s/ Kenneth F. Clifford
                                            ------------------------------------
                                        Name: Kenneth F. Clifford
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        MORGAN STANLEY CAPITAL PARTNERS III,
                                        L.P.


                                        BY: METALMARK SUBADVISOR LLC, AS
                                            ATTORNEY-IN-FACT

                                        By: /s/ Kenneth F. Clifford
                                            ------------------------------------
                                        Name: Kenneth F. Clifford
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        PUTNAM HIGH YIELD FIXED INCOME FUND, LLC


                                        BY: THE PUTNAM ADVISORY COMPANY, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        MARSH & MCLENNAN COMPANIES, INC. U.S.
                                        RETIREMENT PLAN - HIGH YIELD

                                        BY: PUTNAM FIDUCIARY TRUST COMPANY

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------



      SIGNATURE PAGE TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                        PUTNAM ASSET ALLOCATION FUNDS, ON BEHALF
                                        OF ITS PUTNAM ASSET ALLOCATION:
                                        CONSERVATIVE PORTFOLIO

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM ASSET ALLOCATION FUNDS, ON BEHALF
                                        OF ITS PUTNAM ASSET ALLOCATION: GROWTH
                                        PORTFOLIO

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM EQUITY INCOME FUND

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM HIGH INCOME BOND FUND

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------



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


                                        PUTNAM HIGH YIELD TRUST

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM MANAGED HIGH YIELD TRUST

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM MASTER INTERMEDIATE INCOME TRUST

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM PREMIER INCOME TRUST

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------



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


                                        PUTNAM VARIABLE TRUST, ON BEHALF OF ITS
                                        PUTNAM VT DIVERSIFIED INCOME FUND

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        PUTNAM VARIABLE TRUST, ON BEHALF OF ITS
                                        PUTNAM VT HIGH YIELD FUND

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        THE GEORGE PUTNAM FUND OF BOSTON

                                        BY: PUTNAM INVESTMENT MANAGEMENT, LLC

                                        By: /s/ Robert R. Leveille
                                            ------------------------------------
                                        Name: Robert R. Leveille
                                              ----------------------------------
                                        Its: Senior Vice President
                                             -----------------------------------

                                        NEON CAPITAL LIMITED

                                        By: /s/ Alan Corkish
                                            ------------------------------------
                                        Name: Alan Corkish
                                              ----------------------------------
                                        Its: Director
                                             -----------------------------------



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
                                        OAKTREE CAPITAL MANAGEMENT, LLC, AS
                                        GENERAL PARTNER OR INVESTMENT MANAGER OF
                                        THE FOLLOWING FUNDS AND ACCOUNTS:

                                        OCM OPPORTUNITIES FUND, L.P.
                                        OCM OPPORTUNITIES FUND II, L.P.
                                        COLUMBIA/HCA MASTER RETIREMENT TRUST
                                        (ACCOUNT I AND ACCOUNT II)

                                        By: /s/ Kenneth Liang
                                            ------------------------------------
                                        Name: Kenneth Liang
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        By: /s/ Richard Ting
                                            ------------------------------------
                                        Name: Richard Ting
                                              ----------------------------------
                                        Its: Vice President, Legal
                                             -----------------------------------

                                        DRYDEN HIGH YIELD FUND, INC.

                                        BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                            INC., AS INVESTMENT ADVISER

                                        By: /s/ Paul Appleby
                                            ------------------------------------
                                        Name: Paul Appleby
                                              ----------------------------------
                                        Its: Vice President
                                             -----------------------------------

                                        THE HIGH YIELD INCOME FUND, INC.


                                        BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                            INC., AS INVESTMENT ADVISER

                                        By: /s/ Paul Appleby
                                            ------------------------------------
                                        Name: Paul Appleby
                                              ----------------------------------
                                        Its: Vice President
                                             -----------------------------------



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


                                        THE PRUDENTIAL SERIES FUND, INC., HIGH
                                        YIELD BOND PORTFOLIO

                                        BY: PRUDENTIAL INVESTMENT MANAGEMENT,
                                            INC., AS INVESTMENT ADVISER

                                        By: /s/ Paul Appleby
                                            ------------------------------------
                                        Name: Paul Appleby
                                              ----------------------------------
                                        Its: Vice President
                                             -----------------------------------

                                        PUTNAM FUNDS:

                                        PUTNAM INVESTMENT MANAGEMENT, LLC, FOR
                                        AND ON BEHALF OF PUTNAM DIVERSIFIED
                                        INCOME TRUST

                                        By: /s/ Paul D. Scanlon
                                            ------------------------------------
                                        Name: Paul D. Scanlon
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        PUTNAM INVESTMENT MANAGEMENT, LLC, FOR
                                        AND ON BEHALF OF PUTNAM HIGH YIELD
                                        ADVANTAGE FUND

                                        By: /s/ Paul D. Scanlon
                                            ------------------------------------
                                        Name: Paul D. Scanlon
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------

                                        PUTNAM INVESTMENT MANAGEMENT, LLC, FOR
                                        AND ON BEHALF OF PUTNAM INCOME FUND

                                        By: /s/ Paul D. Scanlon
                                            ------------------------------------
                                        Name: Paul D. Scanlon
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------



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



                                        PUTNAM INVESTMENT MANAGEMENT, LLC, FOR
                                        AND ON BEHALF OF PUTNAM GLOBAL INCOME
                                        TRUST

                                        By: /s/ Paul D. Scanlon
                                            ------------------------------------
                                        Name: Paul D. Scanlon
                                              ----------------------------------
                                        Its: Managing Director
                                             -----------------------------------



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